ASSIGNMENT AND ASSUMPTION OF LEASE


     THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this "Assignment") is made and entered into as of the 31st day of January, 2008 (the "Effective Date"), by and between Eau Claire Equity Fund Limited Partnership, a Tennessee limited partnership (the "Assignor") and AEI Income & Growth Fund XXI Limited Partnership, a Minnesota limited partnership, a fifty-four percent (54%) undivided interest as tenants in common; AEI Income & Growth Fund 23, LLC, a Delaware limited liability company, a sixteen percent (16%) undivided interest as tenants in common; and AEI Income & Growth Fund 26, LLC, a Delaware limited liability company, a thirty percent (30%) undivided interest as tenants in common (collectively, the "Assignee").

                            RECITALS:

     A. Assignor and Assignee are parties to that certain Agreement of Purchase and Sale dated January 15, 2008 (the
"Agreement"), pursuant to which Assignee is acquiring from Assignor the real property and improvements, located on property more particularly described on Exhibit A attached hereto and incorporated herein by this reference (also referred to herein as the "Property").

     B. Pursuant to the terms of the Agreement, Assignor desires to sell, assign, convey, transfer and set over to Assignee and Assignee desires to assume all of Assignor's interest in that certain Lease dated January 20, 1998 (the "Lease"), by and between Assignor and Best Buy Stores, L.P., a Delaware limited partnership (the "Tenant"), including without limitation the obligations of Best Buy Co., Inc. pursuant to
Section 54 of the Lease, subject to the terms and conditions set forth below.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, Assignor and Assignee hereby agree as follows:

     1. Assignor is the Landlord under the Lease with full right and title to assign the Lease to Assignee as provided herein. The Lease is valid, in full force and effect and has not been modified or amended. So far as is known to Assignor, there is no default by Tenant under the Lease and no rent has been either (i) waived, anticipated, discounted, compromised or released or (ii) paid with respect to or applicable to any period of time after the date hereof.

     2. Assignor hereby irrevocably and unconditionally sells, assigns, conveys, transfers and sets over unto Assignee, its heirs, successors and assigns as of the date hereof (the "Effective Date"), all of Assignor's right, title and interest in, to and under the Lease, together with any and all guaranties thereof.

     3. Assignee hereby assumes and shall be liable for any and all liabilities, claims, obligations, losses and expenses, including reasonable attorneys' fees arising in connection with the Lease which are actually incurred, and which arise by virtue of acts or omissions occurring thereunder, or as a result of Assignee's failure to fulfill the landlord's duties and obligations accruing under the Lease on or after the Effective Date. Assignor shall indemnify and hold Assignee harmless from any and all liabilities, claims, obligations, losses and expenses, including reasonable attorneys' fees arising in connection with the Lease which arise by virtue of acts or omissions occurring thereunder prior to the Effective Date, or as a result of Assignor's failure to fulfill the landlord's duties and obligations accruing under the Lease prior to the Effective Date. Assignee shall be entitled to receive all income accruing under the Lease from and after the Effective Date. Assignor shall be entitled to receive all income accruing under the Lease prior to the Effective Date.

     4. Assignor shall direct the Tenant and any successor tenant under the Lease to pay to Assignee the rent and all other monetary obligations due or to become due under the Lease on or after the Effective Date.

     5. This Assignment shall be governed by and construed in accordance with the laws of the state in which the Property is located.

     6. All rights and obligations of Assignee and Assignor hereunder shall be binding upon and inure to the benefit of Assignor, Assignee and the heirs, successors and assigns of each such party.

       7. This Assignment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Assignment may be detached from any counterpart of this Assignment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.

     8. Whenever the context so requires in this Assignment, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word "person" shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate or any other entity.



             [Signatures are on the following page]



IN  WITNESS  WHEREOF, Assignor and Assignee  have  executed  this
Assignment and Assumption of Lease as of the day and year first above written.


               ASSIGNOR:      EAU   CLAIRE  EQUITY  FUND  LIMITED
                              PARTNERSHIP,  a  Tennessee  limited
                              partnership


                              By: /s/ Patricia R Young
                                      Patricia R. Young, Its Authorized Agent

STATE OF TENNESSEE       )
COUNTY OF WILLIAMSON     )

      Personally came before me on January 30th, 2008, the above named, Patricia R. Young, as authorized agent for Eau Claire Equity Fund Limited Partnership, to me known to be the person who executed the foregoing instrument and acknowledged the same.

My Commission Expires:         /s/ Rebecca L Carely
1-30-10                            Notary Public          [notary seal]



               ASSIGNEE:      AEI   Income  &  Growth  Fund   XXI
                              Limited  Partnership,  a  Minnesota
                              limited partnership

                                   By  Its  General Partner:  AEI
                                   Fund  Management XXI, Inc.,  a
                                   Minnesota Corporation

                                   By: /s/ Robert P Johnson
                                           Robert P. Johnson,  President

STATE OF MINNESOTA       )
COUNTY OF RAMSEY         )

      Personally came before me on January 30, 2008, the above named, Robert P. Johnson, President of AEI Fund Management XXI, Inc., the general partner of AEI Income & Growth Fund XXI Limited Partnership, to me known to be the person who executed the foregoing instrument and acknowledged the same.


My Commission Expires:          /s/ Marissa M Lindberg
January 31, 2008                     Notary Public


                                                   [notary seal]


                              AEI Income & Growth Fund 23, LLC,
                              a    Delaware   limited   liability
                              company

                                   By  Its Managing Member:   AEI
                                   Fund  Management XXI, Inc.,  a
                                   Minnesota corporation

                                   By: /s/ Robert P Johnson
                                           Robert  P. Johnson, President

STATE OF MINNESOTA       )
COUNTY OF RAMSEY         )

      Personally came before me on January 30, 2008, the above named, Robert P. Johnson, President of AEI Fund Management XXI, Inc., the general partner of AEI Income & Growth Fund 23 LLC, to me known to be the person who executed the foregoing instrument and acknowledged the same.


My Commission Expires:          /s/ Marissa M Lindberg
January 31, 2008                     Notary Public

                                                   [notary seal]



                              AEI Income & Growth Fund 26, LLC,
                              a    Delaware   limited   liability
                              company

                                   By  Its Managing Member:   AEI
                                   Fund  Management XXI, Inc.,  a
                                   Minnesota corporation

                                   By: /s/ Robert P Johnson
                                           Robert P. Johnson, President

STATE OF MINNESOTA       )
COUNTY OF RAMSEY         )

      Personally came before me on January 30, 2008, the above named, Robert P. Johnson, President of AEI Fund Management XXI, Inc., the general partner of AEI Income & Growth Fund 26 LLC, to me known to be the person who executed the foregoing instrument and acknowledged the same.


My Commission Expires:          /s/ Marissa M Lindberg
January 31, 2008                     Notary Public

                                                   [notary seal]




                           LEASE


   THIS  LEASE, is entered into and effective as of  January
   20, 1998, between Eau Claire Equity Fund, Limited Partnership, a Tennessee limited partnership, (hereinafter called "Landlord") and BEST BUY STORES, L.
   P. a Delaware corporation (hereinafter called "Tenant").

   The parties mutually agree as follows:

   1. THE PREMISES. Landlord, for and in consideration of the rents, covenants, agreements and stipulations hereinafter mentioned, reserved and contained, to be paid, kept and performed by Tenant, does hereby Lease and rent unto Tenant, and Tenant hereby agrees to Lease and take upon the terms and conditions hereinafter set forth a Building, containing approximately 45,486 square feet constructed by Tenant and then sold to Landlord (the "Building"), together with all other improvements situated on the hereinafter described parcel of land containing approximately 4.48 acres (the "Land") located at 4090 Commonwealth Avenue, Eau Claire, Eau Claire, County, Wisconsin and legally described on Exhibit A attached hereto, subject to the terms and requirements of the liens, restrictions and encumbrances set forth in Exhibit B attached hereto (the "Covenant Documents").

   The Land and Building together constitute the "Leased Premises" hereunder.


   2. BASE TERM. The Base Term of this Lease (the "Term") shall be twenty (20) years commencing on January 20, 1998 (the "Commencement Date") and ending, on January 19, 2018 (the "Expiration Date") unless sooner terminated pursuant to any provision hereof. If the Commencement Date and/or the Expiration Date are not finally determined on the date this Lease is entered into, Landlord and Tenant shall also execute a Memorandum of Lease Commencement in the form set out on Exhibit C specifying the Commencement Date, and the Expiration Date applicable to this Lease. Said Amendment shall be attached to and become a part of this Lease.

    3. RENT. Tenant hereby covenants and agrees to pay Landlord as monthly fixed rent ("Base Rent" for the Premises during the Term the sums set forth below:


                               1



          Years         Annual             Monthly
                         Rent                 Rent


            1-5      $ 430,000.00      $ 35,833.33
            6-10     $ 451,500.00      $ 37,625.00
            11-15    $ 474,075.00      $ 39,506.25
            16-20    $ 497,778.00      $ 41,481.50

       Such Base Rent shall be payable in advance and without demand, deduction or set-off on the first day of every calendar month commencing on the Commencement Date. Base Rent shall be prorated for any partial month at the beginning or end of the Term. Tenant shall pay Base Rent and all other sums or additional rent due hereunder (collectively, "rent") to Landlord at .the following address unless otherwise notified in writing by
       Landlord: Eau Claire Equity Fund Limited Partnership, 2404 West End Avenue, Suite 202, Nashville, Tennessee 37203 [Telefax (615) 321-3534; Telephone (615) 321-
       8566]


       4. ACCEPTANCE OF PREMISES.' Tenant has constructed the Building and other improvements on the Leased Premises pursuant to the plans and specifications approved by Tenant and contracts with architects and contractors chosen by Tenant, all of which are itemized in Exhibit D attached hereto (the "Construction- Documents") and pursuant to the requirements of the Covenant Documents, if any. Tenant therefore will be familiar with the designs of the improvements and condition of the Leased Premises as of the Commencement Date, and will be presumed as of such Commencement Date to have accepted the Leased Premises in their then existing condition. To the maximum extent, permitted by law, Tenant waives the implied warranty of suitability for the Leased Premises. Landlord shall cooperate in Tenant's attempt to enforce warranty and other obligations of contractors and suppliers  for  the original construction  of  the  Lease
       Premises,  but  shall  have no  other  responsibility  or
       liability for the design, construction or condition of Leased Premises and makes no warranties with respect thereto, and Landlord shall not be required to make any repairs of any kind whatsoever during the term of this Lease, except under the provisions of Section 19 hereof. Landlord will transfer all contractor and supplier warranties in its possession to Tenant, for the Term of this Lease which transferred warranties shall revert back to Landlord upon termination of said Lease.



                                   2


                5. MAINTENANCE AND REPAIRS BY TENANT. tenant
                shall,  at  its expense (and Landlord  shall
                have  no obligation), keep and maintain  the
                entire  Leased Premises, both  Building  and
                Land,  in  good order, condition and  repair
                (as  demonstrated  by the condition  of  the
                Leased Premises at the beginning of the term
                hereof),   including  but  not  limited   to
                maintenance and repair of all structural  or
                load-bearing    elements,   roofs,    walls,
                foundations,  heating, ventilating  and  air
                conditioning  systems, a  building  security
                and   monitoring  system,  windows,   walls,
                doors,  electrical  systems  and  equipment,
                mechanical equipment, plumbing and all other
                components of the Building, mowing of lawns,
                care    and    replacement   of   plantings,
                replacing,   resurfacing  and  striping   of
                walkways;  driveways and parking areas,  and
                adjacent public sidewalks, removal  of  snow
                'and  ice  from  the Premises  and  adjacent
                public    sidewalks,   removal   of   trash,
                maintenance of utility lines and exterior lighting on the Land, and any maintenance, repairs or replacements (or fees or reserves therefor) as may be required by any Covenant Documents. All such maintenance and repair shall keep the Leased Premises in a good state of repair and in a clean, safe, and sanitary condition and in compliance with all applicable laws and insurance regulations. Tenant must  make  all
                repairs,    corrections,   improvements    or
                alterations necessitated by age, Tenant's use, the elements or required pursuant to governmental order or mandate, including but
                not    limited   to   the   Americans    with
                Disabilities    Act.   Notwithstanding    the
                foregoing, and as long as (1) no notices have been received from any governmental authority as to the condition of the Leased Premises, and (2) Tenant is keeping the teased Premises a condition that prevents waste to, the value
                of the same, Tenant shall be solely responsible for the day-to-day maintenance decisions
                for,  and activities   upon,   the  Leased
                Premises,including but not limited to all
                lawn care, trash removal, painting and other cosmetic maintenance. Tenant expressly waives  the  benefit of any statute now or
                hereinafter in effect which would otherwise afford Tenant the right to make repairs, corrections,improvements or alterations at Landlord's expense or to terminate this
                Lease  because of  Landlord's  failure to
                keep  the  Leased Premises in good order,
                condition or repair, or which would
                otherwise require Landlord to make  repairs,
                corrections, improvements  or alterations.
                Any  and all obligations  that
                Landlord  or  Tenant  may  incur  under  the
                Covenant Documents as defined in Section  49
                and any other agreements to which the Land may be subject as of the Commencement Date and any amendments thereto or modification thereafter shall become the sole obligation of Tenant during the Term of the Lease and any extensions thereof.


 If  Tenant  fails to perform its obligations under  this
 Section  5,  or under another provision of  this  Lease,
 Landlord  may at its option (but shall not  be  required
 to)  enter upon the Leased Premises after ten (10)  days
 prior written notice to Tenant (except in the case of an
 emergency,  in which case no notice shall be  required),
 perform such obligations on Tenant's behalf and put  the
 same  in good order, condition and repair, and the  cost
 thereof, together with interest at four percent (4%) per
 annum  over  the "Prime Rate" established  by  the  Wall
 Street  Journal (or if the Wall Street Journal no longer
 publishes  its Prime Rate, then the Prime Rate announced
 by  Norwest Bank Minnesota, N.A.) on the date of invoice
 from  Landlord to Tenant (but in no event more than  the
 maximum  rate  then allowable by law)  ("Default  Rate")
 shall  become  due and payable as additional  rental  to
 Landlord together with Tenant's next rental installment.
 Except for the obligations of Landlord under Section  19
 (relating to condemnation of the Premises), it is intended by the parties hereto that Landlord have no obligation, in any manner whatsoever, to repair and maintain the Leased Premises the equipment therein or any part thereof, whether structural or non-structural, all of which obligations are intended to be that of,;
 Tenant. In no event shall Landlord be obligated to for repairs or replacement any part of the Leased Premises.


           6.  SPECIAL  NET LEASE. This  Lease  is
           what  is  commonly called a "Net,  Net,
           Net  Lease"  it  being understood  that
           Landlord  shall receive  the  rent  set
           forth in Section 3 and Section 41  free
           and   clear  of  -any  and  all   other
           impositions, taxes, liens,  charges  or
           expenses  of  any nature whatsoever  in
           connection   with  the  ownership   and
           operation  of  the Leased Premises.  In
           addition   to  the  rent  reserved   by
           Section 3 and Section 41, Tenant  shall
           pay   to   the   parties   respectively
           entitled  thereto all  property  taxes,
           impositions,    insurance     premiums,
           operating charges, maintenance charges,
           construction   costs  and   any   other
           charges, costs and expenses which arise
           or   may  be  contemplated  under   the
           Covenant  Documents or otherwise.  Such
           charges,   costs  and  expenses   shall
           constitute  additional rent,  and  upon
           the  failure of Tenant to  pay  any  of
           such   costs,   charges   or   expenses
           including,      without     limitation,
           utilities  pursuant to  Section  7  and
           taxes   and  assessments  pursuant   to
           Section 8, Landlord shall have the same
           rights   and   remedies  as   otherwise
           provided in this Lease for the  failure
           of Tenant to pay rent including but not
           limited  to  the remedies  provided  in
           Section 5 hereof relating to Landlord's
           right  (but not obligation) to  perform
           Tenant's obligations hereunder.  It  is
           the intention of the parties except  as
           expressly  provided  herein  that  this
           Lease  shall not be terminable for  any
           reason by Tenant, and that Tenant shall
           in no


                                      4



 event  be  entitled  to  any  abatement  of,   or
 reduction in, rent payable under this Lease, except as otherwise expressly provided herein.
 Any present or future law to the contrary shall not alter this agreement of the parties.

 7. UTILITIES. Tenant shall contract for in Tenant's name and pay on time and hold Landlord free and harmless from all bills or assessments for light, heat, water, gas, electric, telephone, sewer rentals or charges, and any other expenses arising, out of or incidental to the occupancy of said Building and Leased Premises. No full or partial utility deprivation including,. but not limited to, blackout, brownout, or rationing shall give rise to any abatement of rent nor give rise to any right of Tenant to offset rent or to terminate the Lease.



 8. TAXES AND ASSESSMENTS. As additional rent, Tenant agrees and covenants to pay directly to the proper governmental agency, on or before the date each installment becomes due and payable, an amount equal to all "Real Property Taxes" including but not limited to (1) the ad valorem or property,,. taxes [covered below], and all other taxes including commercial rental taxes and other similar taxes levied against the Leased Premises, excepting income taxes, which become due and payable during the Term of this Lease, and (ii) all installments of general, special, ordinary or extraordinary assessments including statutory interest, if any. Landlord shall have the obligation to, if possible, (i) have the tax bills mailed directly to Tenant by the proper governmental agency;-.-and- (ii) for the last lease year of the- Term hereof, furnish an apportionment between Landlord and Tenant based on the number of days of Tenant's last lease year which fall within the then current calendar year. Tenant may, in good faith and in a lawful manner and upon giving, thirty (30) days' prior written notice to Landlord of. its intention so to do; contest in Landlord's name any tax assessment or charge against the Leased Premises, but all costs and expenses incidental to such contest shall be paid by Tenant, and in case of an adjudication adverse to Tenant, then Tenant shall promptly pay such tax, assessment or charge including penalties or late charges, if any. Tenant shall indemnify and save Landlord harmless against any loss or damage arising from such contest and shall, if necessary to prevent a sale or other loss or damage to Landlord, pay such tax, assessment or charge under protest and take such other steps as may be necessary to prevent any sale or loss. Tenant agrees, if requested by Landlord's. lender, to pay its estimated share of Real Property Taxes into a monthly escrow account.



                            5

            Tenant shall promptly, furnish Landlord with satisfactory evidence that all taxes have been paid. If Tenant shall fail to pay any such taxes, Landlord shall have the right to pay the same, in which case Tenant shall repay in full such amount to Landlord with Tenant's next rent installment together with interest at the Default Rate. As used herein, the term "Real Property Tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fees, commercial rental tax, including without limitation, sales, use, gross receipts or value added taxes levied on the rent payable hereunder, improvement bond or other bonds, including statutory interest, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Leased Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Leased Premises or in the real property of which the Leased Premises are a part, as against Landlord's right to rent or other income therefrom, and as against Landlord's business of leasing the Leased Premises. The term "Real Property, . Tax" shall also include any tax, fee, levy, assessment or charge
            (i) in% substitution of, partially or totally, any tax, fee, levy, assessment or charge included within the definition of "Real Property Tax", or (ii) the nature of which was previously included within the definition of "Real Property Tax", or (iii) which is imposed as a result of a transfer, either partial or total, of Landlord's interest in the Leased Premises or which is added to a tax or charge included within tip. definition of "Real Property Tax" by reason such transfer, or (iv) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof. Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings equipment and all other personal property of Tenant contained in the Leased Premises or elsewhere. When possible, Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real.property of Landlord. If any of Tenant's personal property shall be assessed with Landlord's real property, Tenant shall pay the taxes attributable to Tenant within ten (10) days after receipt of a written statement setting forth the taxes applicable to Tenant's property.



                 9. TENANT'S IMPROVEMENTS.   Subject to the
                 terms of any Underlying Mortgage (as defined in Section 34 hereof), any structural alterations or improvements or any non-structural improvements or alterations costing more than Three Hundred Thousand and No/100 Dollars ($300,000.00) shall require

           Landlord's consent, which consent shall not be unreasonably withheld. Landlord's consent shall be automatically granted if Landlord does not respond to Tenant's request within thirty (30) days after notice and submission of 'preliminary plans and specifications from Tenant. Subject to the preceding sentence and the terms of any Underlying Mortgage, during the full Term of this Lease, Tenant shall have the right, at any time during the Term, and from time to time, at its own cost and sole expense and liability to place or install within the Leased Premises, such nonstructural leasehold improvements as it shall desire. Unless expressly released by Landlord in writing, all such improvements shall be and remain, at the time of expiration or other termination of this Lease, the property of Landlord without payment or offset unless such improvements are not attached to the Premises. NO such installation or construction by Tenant shall violate any lawful rule or regulation, plat or zoning construction or other law, ordinance or regulation applicable thereto, and all alterations and improvements shall be done and performed in good and workmanlike manner. All costs of any such improvements shall be paid by. Tenant and Tenant shall allow no liens for labor or materials toattach to the Leased Premises by virtue thereof. Tenant shall submit drawings an& specifications of all alterations and improvements to Landlord costing more than One Hundred Thousand and No/100 Dollars ($100,000.00) for Landlord's approval at least thirty (30) days prior to commencement of work, which approval shall not be unreasonably withheld. Landlord's approval of the same shall be automatically granted if Landlord does not comment on the same within said-thirty (30) day period.



           Tenant shall give Landlord not less than ten (10) days notice prior to , the commencement of any work in, on or about the Leased Premises and Landlord shall have the right to post notices of non-responsibility in or on the Leased Premises as provided by law.

           Landlord may require that Tenant remove any or all alterations, improvements or additions made by Tenant to the Leased Premises at the expiration of the Term and restore the Leased Premises to its prior condition.


           Any alterations, improvements and additions in, or about the Leased Premises that Tenant desires to make, or which require the consent of Landlord or which require approval by Landlord of the drawings or specifications therefor, shall be presented to Landlord in written form, with proposed detailed plans. If Landlord shall consent to the alterations, improvements and additions or approve of the drawings and specifications, as the case may be, the consent or  approval  shall  be deemed conditioned  upon  Tenant
      acquiring   a   permit   to  do  so   from   appropriate
      governmental agencies, the furnishing of a. copy thereof to Landlord prior to the commencement of the work and the compliance by Tenant of all conditions of said permit in a prompt and expeditious manner. Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at, or for use in the Leased Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Leased Premises or any interest therein.


      To the extent that any alterations, improvements or additions result in the removal from the Building of any building components having salvage value and such components have not been replaced with components having equal or greater value, such salvage value shall paid to Landlord.

      Any and all alterations, improvements or additions to the Building shall be performed in a good and safe workmanlike manner; shall have all necessary approvals, permits and licenses required by any governing body; and Tenant. shall hold Landlord harmless from any and all costs, expenses, attorney fees, fines, penalties, judgments, or other sums resulting out of any such alterations, improvements or additions by way of citations for codes violations or other violations of regulations or laws governing the Building and Leased Premises.



      10. INSURANCE. The Tenant agrees to provide and keep in-force during the Term of this Lease and at its cost and expense the following insurance coverage from an insurance company or companies authorized to do business in the state in which the Land is located:


           a.  Fire  and  All  Risk.  Fire  and  all  risk
           insurance in an amount not less than  the  Full
           insurable   Value  (defined  below)   of   -the
           Building  and improvements on the  Land  and/or
           constructed  or maintained in conjunction  with
           the   Building   pursuant   to   any   Covenant
           Documents, and to keep such insurance in full force and effect for and during the time any Buildings and improvements are located.on the Leased Premises during the term of this Lease.
           The coverage shall include all risks commonly insured for properties similar to the Leased
           Premises in the metropolitan area in which the Land is located, including insurance against damage caused by earthquake, flood,

              hurricane, tornado, windstorm, and other disasters ("Disaster Insurance") in such areas where such natural disasters are reasonably expected to occur. For the purpose hereof "Full Insurable Value" shall mean the replacement cost of the Building and such improvements without allowance for depreciation but excluding, except where covered by Disaster Insurance, footings, foundations, and other portions of improvements which are customarily not insurable, an amount sufficient to cover Tenant's inventory and personalty shall be added to the amount determined to be the "Full Insurable Value". Such policy or policies shall insure Landlord and Tenant, and shall contain a standard mortgagee clause providing for payment of proceeds to any mortgagee or deed of trust holder of the Leased Premises ("Landlord's Lender"), as its interest may appear.



b. Public Liability and Property Damage. Public liability 'and property damage insurance with limits of not less than Two Million and No/100Dollars ($2,000,00.00) for injury and death to any one person, and Five Million and No/100 Dollars ($5,000,000.00) for injury or death in any one accident or occurrence per location including property damage,. insuring Landlord and Tenant, and with a cross-liability endorsement covering claims by an insured against another insured.

                c. Business Interruption. Business interruption insurance covering all rent related to the Leased
                Premises for a minimum of twelve (12) months.

                d. Insurance Required by Covenant Documents or Underlying Mortgages. Such insurance as is required to be maintained by either Tenant or Landlord under the Covenant Documents or any Underlying Mortgage, with such coverages, notice requirements and insurance amounts as are specified therein (the "Covenant and Mortgage Insurance").


                e. Additional Insureds/Loss Payees. Each policy shall name Landlord and Landlord's Lender, if any, and any third parties to be insured pursuant to the Covenant Documents ("Covenant insureds") as Additional Insureds and/or Loss Payees, as their interests may appear, and shall contain a covenant that should


                            9

              such     policies      be
              canceled,   assigned   or
              materially changed during
              the  policy  period,  the
              insurer   will   mail   a
              notice     thereof     to
              Landlord,  and Landlord's
              Lender   and/or  Covenant
              Insureds,  if   any,   at
              least thirty (30) days in
              advance. Certificates  of
              insurance evidencing  the
              existence and amounts  of
              such insurance, shall  be
              delivered to Landlord  by
              Tenant  prior to Tenant's
              occupancy of any  portion
              of  the  Leased Premises.
              No  such policy shall  be
              cancelable  except  after
              thirty  (30) days written
              notice    to    Landlord.
              Tenant  shall,  prior  to
              the   expiration  of  any
              such    policy,   furnish
              Landlord,  any Landlord's
              Lender  and any  Covenant
              Insureds with renewals or
              "binders"         thereof
              together with evidence of
              thepayment  of   premiums
              therefor, or Landlord may
              order such insurance  and
              charge  the cost  thereof
              to  Tenant, which  amount
              shall  be paid by  Tenant
              upon     demand.      The
              insurance,  as   to   the
              interest    of     Lender
              therein,  shall  not   be
              invalidated by any act or
              neglect  of  Landlord  or
              Tenant  or any  owner  of
              the  Leased Premises,  by
              any  foreclosure  or  any
              other   proceedings    or
              notices  thereof relating
              to  the  Leased Premises,
              nor  by any change in the
              title or ownership of the
              Leased  Premises  nor  by
              occupancy  of the  Leased
              Premises   for   purposes
              more  hazardous than  are
              'permitted    by     such
              policy.



              f.  Deductibles.  Subject
              to  the  requirements  of
              any Covenant and Mortgage
              Insurance;  the-fire  and
              all     risk     coverage
              specified  herein   shall
              have   a  deductible   no
              greater    than    twenty
              percent (20%) of the Full
              Insurable  Value  of  the
              Building and improvements
              to  be  insured  thereby.
              Subject  to the terms  of
              any  Covenant  Insurance,
              the  public liability and
              property  damage coverage
              specified  herein   shall
              have   a  deductible   no
              greater than Five Hundred
              Thousand    and    No/100
              Dollars    ($500,000.00).
              Provided, however, in the
              event    Tenant's    "net
              worth"  (as  defined   by
              generally        accepted
              accounting    principles)
              should   go   below   One
              Hundred Fifty Million and
              No/100            Dollars
              ($150,000,000.00),
              neither the fire and  all
              risk  coverage  specified
              herein   nor  the  public
              liability  and   property
              damage coverage specified
              herein     shall     have
              deductibles  of   greater
              than One Hundred Thousand
              and     No/100    Dollars
              ($100,000.00).     Tenant
              shall  be liable for  any
              deductible  amount.   The
              policies   of   insurance
              required to be carried by
              Tenant  shall be  primary
              and  not in excess of any
              other insurance available
              to Landlord. It



                                     10
                 shall  be the responsibility
                of  Tenant not to violate nor
                knowingly   permit   to    be
                violated any condition of the
                policies required under  this
                Lease.  Neither the  issuance
                of  any such insurance policy
                nor    the   minimum   limits
                specified in this Section  10
                shall  be deemed to limit  or
                restrict  in any way Tenant's
                liability  arising  under  or
                out of this Lease.

                 g. Waiver of Subrogation. To the extent such waivers are permitted by insurance carriers, Landlord and Tenant waive their respective right of recovery against the other and the officers, employees, agents and representatives of such other party for any direct or consequential damage to the property of the other including its interest in the Leased Premises by fire or other . casualty to the extent such damage is insured against under a policy or policies of insurance to be maintained by Tenant hereunder. Each such insurance policy carried by either Landlord or Tenant shall include a waiver of the insurer's rights of subrogation. Such waiver shall in no way be construed or interpreted to limit or restrict any indemnity or other waiver made by Tenant under the terms of this Lease.


                 h. No Impairment of Coverage. Tenant shall not carry any stock of goods or do anything in or about the Leased Premises which will impair or invalidate the obligation of any policy of insurance on or in reference to the Leased Premises or the Building. Landlord shall have the right to require that the amount or types of insurance coverages required of Tenant hereunder be adjusted from time to time reflect insurance customarily required for similar properties in the metropolitan area in which the Land is located. Insurance coverages shall be written by an insurance company or companies licensed to do business in the state in which the Land is located with a Best's rating of at least "A-1 NH.

                     Review    of   Coverage.
                Landlord and Tenant agree  to
                review      the     insurance
                coverages provided herein  at
                least  once  every  five  (5)
                years  and  to  increase  the
                limits,   if  necessary,   in
                accordance   wit   reasonable
                commercial standards.






                                       11
           11.      DAMAGE,      DESTRUCTION,
           OBLIGATION  TO  REBUILD.  If   the
           Leased  Premises  are  totally  or
           partially damaged or destroyed  by
           storm,       fire,      lightning,
           earthquake,  or  from  any   other
           cause whatsoever, during the  Term
           of  this Lease whether or not such
           damage  or destruction is  covered
           by  any insurance required  to  be
           maintained   under   Section   10.
           hereof, then, subject to terms  of
           any  Underlying  Mortgage,  Tenant
           shall  repair, restore and rebuild
           the  premises  in accordance  with
           applicable  building  and   zoning
           codes  at  the time of  rebuilding
           to    substantially    the    same
           condition  immediately  prior   to
           such  damages  or destruction  and
           this  Lease shall remain  in  full
           force    and   effect,   provided,
           however,  that Tenant  shall  have
           the  right,  with the  consent  of
           Landlord  (which  shall   not   be
           unreasonably withheld) to  replace
           the   Leased   Premises   with   a
           different  structure  so  long  as
           (a)  the value the Leased Premises
           with  such  structure is  no  less
           than   the  value  of  the  Leased
           Premises immediately prior to  the
           date  of casualty and no less than
           the   square  footage   shown   in
           Article  1 of this Lease, and  (b)
           the  new  structure can  be  built
           and   occupied  under   the   then
           applicable      laws,       codes,
           ordinances,      and       zoning,
           restrictions.     Such     repair,
           restoration  and  rebuilding  (all
           of   which   are   herein   called
           "repair")   shall   be   commenced
           within  a reasonable time  however
           no  more:  than thirty  (30)  days
           after  such  damage or destruction
           has     occurred    and    permits
           necessary   to   authorize    such
           rebuilding   have   been    issued
           following  reasonable  pursuit  of
           such  permits by Tenant, and shall
           be     diligently    pursued    to
           completion.
                a.  Insurance Proceeds.
                Subject to terms of any
                Underlying Mortgage, the-
                -proceeds of any insurance-
                maintained under Section
                10 hereof shall be made
                available to Tenant for
                payment of costs and
                expense of repair,
                provided however,': that
                such proceeds may be made
                available to Tenant
                subject to reasonable
                conditions, including, but
                not limited to architects'
                certification cost,
                retention of percentage of
                such proceeds pending
                recordation of a notice of
                completion and a lien and
                completion bond (or
                payment and performance
                bond) to  insure against
                mechanic's or
                materialmen's liens
                arising out of the repair
                and to insure completion
                of the repair, all at the
                expense of Tenant. In the
                event the insurance
                proceeds are insufficient
                to the cost of repair,
                then any amounts required
                over the amount of the
                insurance proceeds
                received that are required
                to complete said repair
                shall be promptly deposit
                with Landlord or a title
                company acceptable to
                Landlord and Tenant in
                advance of commencing
                repairs.

                           12

                b. Abatement of Rent. Notwithstanding the partial or total destruction of the Premises and any part thereof, and notwithstanding whether the casualty is insured or not, there shall be no abatement of rent or of any other obligation of Tenant hereunder including, without limitation, payment of operating expenses, insurance premiums and Real Property Taxes, by reason of such damage or destruction unless the Lease is terminated by virtue of another provision of this Lease.


                c. Waiver. Tenant waives the provisions of any statutes which relate to termination of leases when the thing leased is destroyed and agrees that such event shall be governed by the terms of this Lease.



            12. ABATEMENT. Except only as provided in Section 1 9, the Tenant's obligations to pay rent and to perform all of the other covenants and agreements which Tenant is bound to perform under the terms of this Lease shall not terminate, abate or be diminished during any period that the Leased Premises or any part thereof are untenantable regardless of the cause of such untenantability.



            13. COMPLIANCE WITH LAWS, ETC. Tenant, shall use the. Leased Premises as a general business, or as a store for other retail products and supplies, or, with the consent of Landlord. (which shall not be unreasonably withheld) for any other lawful purpose, and, in the use and occupancy of the Leased Premises, and in the conduct of its business and activities, shall at its own cost and expense secure and maintain all necessary licenses and permits required for the conduct of its business. Tenant shall not use the Leased Premises or permit anything to be done in or about the Leased Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall at its sole cost and expense comply with all laws, statutes, ordinances and governmental rules, regulations or requirements of any board of fire underwriters (including all modifications and improvements required thereby) now in force or which may hereafter be in force relating to or affecting the condition, use or occupancy of the Leased Premises, including without limitation the Americans With Disabilities Act. Tenant shall observe all plat and deed restrictions of record. Without limiting the generality of the



                                       13

           foregoing,   Tenant    will    not
           generate,  store, bury,  discharge
           or  release on or from the  Leased
           Premises  any hazardous substances
           or  waste in a manner which  would
           give  rise to penalty or liability
           under  the  Resources Conservation
           Recovery  Act  42 U.S.C.  6901  et
           sea.,  or any other federal, state
           or local law.

           Upon   ten   (10)  days'   notice,
           Tenant   shall  provide   Landlord
           with   copies  of  all   documents
           information  evidencing.  Tenant's
           compliance    with    any    laws,
           ordinances,  orders,   rules   and
           regulations      requested      by
           Landlord.   Tenant  shall   notify
           Landlord  in  writing  immediately
           of   any   threatened  or   actual
           notice,   citation,   warning   or
           report  regarding Tenant's alleged
           failure   to   cause  the   Leased
           Premises to comply with all  laws,
           ordinances,  orders,   rules   and
           regulations.



           14.   WASTE;  NO  LIENS;  USE;  NO  HAZARDOUS
           MATERIALS OR USES,


           A.  Except as to liens arising  as
           a  result of work performed by  or
           at   the  direction  of  Landlord,
           which    shall   be    the    sole
           responsibility    of     Landlord,
           Tenant  agrees  that  during   the
           Term  hereof it shall  not  do  or
           suffer  any  waste  to  the  Land,
           Building  or  Leased Premises,  or
           cause, suffer or permit any  liens
           to  attach to or to exist  against
           the   Land,  Building  or   Leased
           Premises by reason of any  act  or
           omission   of  Tenant  or   person
           claiming through Tenant or by
           reason   of its failure to perform
           any  act  required of it hereunder
           Agrees  to save and hold  harmless
           Landlord  from  and  against   any
           such   lien(s)   or   claims    of
           lien(s).     Provided,    however,
           Tenant  shall not be  required  to
           pay  or discharge any lien against
           the  Leased  Premises so  long  as
           Tenant  has given Landlord  notice
           of  its  intent  to  contest  such
           lien  and Tenant is in good  faith
           contesting the validity or  amount
           thereof  and has given to Landlord
           such  security  as  Landlord   has
           reasonably  requested  to   assure
           payment  of  such  lien   and   to
           prevent  the sale, foreclosure  or
           forfeiture  of the Land,  Building
           or  Leased  Premises by reason  of
           non-payment.  In  the  event  that
           any  lien does so attach,  and  is
           not  released within  thirty  (30)
           days   after  written  notice   to
           Tenant  thereof or if  Tenant  has
           not  indemnified Landlord  against
           such  lien within said thirty (30)
           day  period, Landlord, in its sole
           discretion, may pay and  discharge
           the  same  and relieve the  Leased
           Premises  therefrom,  and   Tenant
           agrees   to  repay  and  reimburse
           Landlord  as additional rent  upon
           demand for the amount

           so    paid   by   Landlord.    The
           existence   of   any  mechanic's,'
           laborer's,          materialmen's,
           supplier's  or vendor's  lien,  or
           any   right  in  respect  thereof,
           shall  not  constitute a violation
           of  this  paragraph if payment  is
           not yet due and


                           14

payable  upon the contract or for the goods or  services
in  respect of which any such lien has arisen. On  final
determination of the lien or claim of lien  Tenant  will
immediately pay any judgment rendered, and all costs and
charges,  and  shall cause the lien to  be  released  or
satisfied. In addition, Landlord may require  Tenant  to
pay   Landlord's   attorneys'   fees   and   costs    in
participating in such action if Landlord shall decide it is in its best interest to do so.



Tenant  shall not permit the Leased Premises to be  used
for (a) illegal purposes; or (b) uses that are dangerous
to  the  Leased  Premises or to the  public;  or  (c)  a
cocktail lounge, bar, disco, bowling alley, pool hall or
billiard   parlor,  adult  bookstore,  adult   amusement
facility, or any facility selling, renting or displaying
pornographic  materials,  a  secondhand  store,  auction
house or flea market. Tenant agrees that Tenant's use of
the Leased Premises and any assignee and/or sublessee of
Tenant  use  of the Leased Premises are limited  by  and
subject  to  the  Covenant Documents as more  fully  set
forth on the attached Exhibit B. Tenant will not use  or
permit  the use of the land, Building or Leased Premises
in  any  manner  which would result or  would  with  the
passage  of time result in the creation of any  easement
or  prescript right. Tenant shall not use. or occupy the
Leased Premises, or knowingly permit them to be used  or
occupied,   contrary  to  any  statute,   rule,   order,
ordinance,  requirement  or  regulation  certificate  of
occupancy  affecting the same, or which would make  void
or  Voidable  any insurance then in force  with  respect
thereto to which would make it impossible to obtain fire
or  other  insurance  thereon required  to  be,furnished
hereunder  at  Tenant's expense, or  which  would  cause
structural injury to the improvements or cause the value
or  usefulness  of the Leased Premises, or  any  portion
thereof,   to  diminish  (reasonable,.  wear  and   tear
excepted), or which would constitute a public or private nuisance or waste, and Tenant agrees that it will promptly, upon discovery of any such use, take all necessary steps to compel the discontinuance of such use.

            During  any  period of time in excess  of  forty-eight
            (48) hours when the Building is not open for business, Tenant shall notify Landlord of any such closure of the Building and take appropriate security and safety measures to reasonably guard the Leased Premises from damage, vandalism and the deposit of refuse or waste in or about the Leased Premises and reasonably protect persons in or about the Leased Premises from death and personal injury. During such periods of time, Tenant shall submit to Landlord, at least quarterly, a report of such safety and security measures that have been taken by Tenant, confirming that Tenant has inspected the Leased Premises and reporting the condition of




                                      15

            the Leased Premises and any damage to the Leased Premises or any personal injuries known to Tenant that have occurred in or about the Leased Premises.

           B.  Hazardous Materials:

1. No Toxics. To the best of Tenant's knowledge, information and belief, no electrical transformers, light fixtures or other equipment containing polychlorinated biphenyl are or were located on the Leased Premises at any time during or prior to Tenant's possession, construction of the Building, and/or occupancy thereof, except as disclosed in the PSA (as defined in Section 1 5 (b)). Tenant hereby represents and warrants that Tenant has not, during the construction of the Building, and shall not install any asbestos containing materials or equipment containing polychlorinated biphenyl, or any Hazardous Materials (as defined in Section 15(e) hereof) in amounts in excess of those prescribed by law, in the Leased Premises.


2. No Storage Tanks.. To the best of Tenant's knowledge, information and belief, no storage tanks (either above-ground or underground) for gasoline or any other substances are or were located on the Leased.Premises at any time during or prior to Tenant's possession, construction of the- Building and/or occupancy thereof, except as disclosed in the PSA. Upon the termination of this Lease, or sooner if required by law, Tenant shall, remove and/or remediate any Hazardous Materials and contaminated soil or around water, if any, at Tenant's sole cost, and expense, which may then be present upon the Land.


3. Indemnification. Tenant hereby agrees to indemnify, defend, protect, and hold harmless Landlord and Landlord's Lender, if any, and Landlord's and Landlord's Lender's employees, agents and representatives from and against any and all loss, damages or liability including, without Limitation, (i) all damages directly or indirectly arising out of the use, Generation, storage, transportation, treatment, release, threatened release or disposal of. Hazardous Materials upon the Land, including diminution


                                      16


                    in  value  of  the Leased Premises;  and
                    (ii)   the  cost  of  any  required   or
                    necessary  repair, remediation,  cleanup
                    or detoxification and the preparation of
                    any  closure or other required plans  or
                    reports, whether such action is required
                    or   necessary  prior  to  or  following
                    transfer   of   title  to   the   Leased
                    Premises,  to the full extent that  such
                    action  is  attributable,  directly   or
                    indirectly,  to  the  presence  or  use,
                    generation,   storage,   transportation;
                    release  threatened release or  disposal
                    of Hazardous Materials by Tenant and any
                    of     Tenant's    agents,    employees,
                    contractors  or invitees  during  the  '
                    Term  of  this Lease. This agreement  to
                    indemnify,  defend,  protect  and   hold
                    harmless Landlord and Landlord's  Lender
                    (if  any)  shall be in addition  to  any
                    other  obligations or liabilities Tenant
                    may   have  to  Landlord  or  Landlord's
                    Lender, if any, at common law under  all
                    statutes and ordinances or otherwise and
                    survive the termination of the Lease  to
                    the  extent  of  acts  or  omissions  of
                    Tenant    occurring   prior    to    the
                    termination of the Lease.



       15. TENANT REPRESENTATIONS. Tenant acknowledges, represents, and. warrants to Landlord and Landlord's successors and assigns that:

a. Occupation of Leased Premises. Tenant shall be ,deemed the prior owner and occupant of the Leased Premises immediately prior to Landlord's purchase of the Leased Premises from Tenant;

b. PSA. Tenant has caused to prepare a Phase I Environmental Site Assessment of the Leased Premises, dated as of, 19_ (the "PSA") a complete copy of which has been furnished and certified to Landlord and Landlord's Lender, if any;

c. No Environmental Audit by Landlord. Tenant acknowledges that in reliance upon Tenant's presumed and stipulated prior knowledge of the use and physical condition of the Leased Premises (as well as Tenant's warranties and representation, set forth herein), Landlord has not itself performed an environmental audit or preliminary site assessment on the Leased Premises;


                                      17
             d.  No  Violation  of Health and  Safety  Laws.
               Tenant  represents, to the best  of  knowledge,
              information   and  belief,  that   the   Leased
              Premises are not in violation of any federal, state or local law, ordinance or regulation relating to industrial hygiene, health and safety, or, to the best of its knowledge,
              information   and   belief,   to    the    use,
              generation,    storage,    transportation    or
              disposal of Hazardous Materials [as defined  in
              Section   15(e)]   or   to  the   environmental
              condition   on,  under  or  about  the   Leased
              Premises, including, but not limited to, soil and ground water condition, and no notice from any governmental body has been served upon or
              delivered   to   Tenant   claiming   any   such
              violation;

              e. No Hazardous Materials. Except as has been previously disclosed to Landlord in the PSA, neither Tenant nor, to the best of Tenant's knowledge, information an belief, any third party has at any time during or prior to Tenant's possession, construction of the Building, and/or occupancy of the Leased Premises used, generated, manufactured, stored or disposed of on, under or about the Leased
              Premises, or transported to or from the Leased Premises, any Hazardous Materials. Tenant shall not conduct, nor permit, any of the foregoing activities to occur on the Leased Premises during the term. The term "Hazardous Materials" as used in this Lease shall include, but not be limited to, any flammable materials, explosives radioactive materials, hazardous or toxic substances which are or become regulated by any local Governmental authority, the state in which the Land is located or the United States Government or which would require removal, treatment or other remedial action. The term "Hazardous Materials" includes, without limitation, any material or substance which is (i) listed or defined as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste," or "hazardous substance", or the like, under any municipal, state or federal law, code or other regulation; (ii) defined as "hazardous substances," "hazardous materials," or "toxic substances" in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. 9601 et sea., The Hazardous Materials Transportation Act 49 U.S.C. 1801, et seq., and the Resource Conservation and Recovery Act, 42 U.S.C. 6901, et sea.; (iii) petroleum products; (iv) asbestos; (v) polychlorinated biphenyl; (vi) designated as a "hazardous
                 substance"  pursuant  to   Section
                 3.11    of   the   Federal   Water
                 Pollution  Control Act (33  U.S:C.
                 1317);  (vii) any substance  which
                 is   subject   to  the   reporting
                 requirements   of   the    Federal
                 Emergency  Planning and  Community
                 Right-to-Know Act; (viii)  defined
                 as    a    "hazardous   substance"
                 pursuant  to the Toxic  Substances
                 Control  Act, 15 U.S.C.  2601;  or
                 (ix)     any    substance    which
                 contaminates soil or ground  water
                 and causes degradation of the soil
                 and/or  water to the  extent  that
                 mitigation methods are  needed  to
                 restore the soil or water  to  its
                 natural state;


 f. No Asbestos. Tenant agrees that no asbestos containing materials will be installed within the Leased Premises or 'exposed in the Leased Premises through demolition, renovation or otherwise, at any time during or prior to Tenant's possession and/or occupancy thereof; and

g. Signage. All signs located on the Leased Premises have been approved and been installed in accordance with local ordinances and any other agreements, i.e., Covenant Documents as listed on the attached Exhibit B, to which the Land may be subject as of the Commencement Date.




            16. LANDLORD'S PERFORMANCE OF TENANT'S DUTIES.

                 a.  Performance at  Tenant's  Sole
                 Expense. If Tenant should  default
                 in the performance of any covenant
                 or  agreement on its  part  to  be
                 performed   by   virtue   of   any
                 provision of this Lease,  Landlord
                 may,  after ten (10) days'. notice
                 in  the  case of defaults  in  the
                 payment  of rent, additional  rent
                 or  other  monetary  defaults,  or
                 after thirty (30) days' notice  in
                 the  case of non-monetary defaults
                 (or,  in  the case of emergencies,
                 reasonable   attempts   at   prior
                 notice), perform the same for  the
                 account  of  Tenant,  and   Tenant
                 hereby authorizes Landlord to come
                 upon  the Leased Premises for such
                 purposes  and while on the  Leased
                 Premises   to   do.   all   things
                 reasonably necessary to accomplish
                 the correction of such default. If
                 Landlord,   at   any   time,    is
                 compelled to pay or elects to  pay
                 any  sum of money by reason of the
                 failure of Tenant, after ten  (10)
                 days' notice, to
                 comply  with any provision of  this
                 Lease,  or if Landlord is compelled
                 to  incur  any  expense,  including
                 reasonable  attorneys'   fees   and
                 costs,  in instituting, prosecuting
                 or    defending   any   action   or
                 proceeding instituted by reason  of
                 any  default  of Tenant  hereunder,
                 the sum or sums so paid by Landlord
                 with all interest costs and damages
                 including  any loss of rent,  shall
                 be  deemed  to  be additional  rent
                 hereunder.

                 All covenants and agreements to  be
                 performed  by Tenant under  any  of
                 the  term, of this Lease  shall  be
                 performed  by  Tenant  at  Tenant's
                 sole  expense and without abatement
                 of  rent or setoff. If Tenant shall
                 fail  to  observe and  perform  any
                 covenant,  condition, provision  or
                 agreement  contained in this  Lease
                 or shall fail to perform, any other
                 act  required  to be  performed  by
                 Tenant,  Landlord may, upon  notice
                 to  Tenant, without obligation, and
                 without waiving or releasing Tenant
                 from any default or obligations  of
                 Tenant,  make any such  payment  or
                 perform  any  such  obligation   on
                 Tenant's part to be performed.  All
                 sums  so  paid by Landlord and  all
                 costs    incurred   by    Landlord,
                 including   reasonable   attorneys'
                 fees and costs, shall be payable to
                 Landlord  on  demand together  with
                 interest  thereon  at  the  Default
                 Rate,  and Tenant covenants to  pay
                 any  such sums, and Landlord  shall
                 have  (in  addition  to  any  other
                 right or remedy hereunder) the same
                 rights and-remedies in-the event of
                 Tenant's non-payment thereof as  in
                 the  case  of default by Tenant  in
                 the payment of. rent.


b. Interest on Past Due Amounts. Any amount due from Tenant to Landlord which is not paid within five (5) days after receipt by Tenant of Landlord's written notice that said amount is past due shall bear interest at the Default Rate from the date . such payment is due until paid, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease.

c. Late Charqe. Upon receipt by Tenant of written notice from Landlord that Tenant is more than ten (10) days' late in paying any installment of rent due under this Lease, Tenant shall pay to Landlord a late charge equal to five percent (5%) of each delinquent amount of rent and any subsequent delinquent amount of rent. The parties agree that the amount of such late charge represents  a reasonable estimate of the cost and  expense that  would  be  incurred by Landlord in  processing  each
    delinquent payment of rent by Tenant and that  such   late
    charge shall be paid to Landlord as liquidated damages for each delinquent payment, but that the payment of such late charge shall not excuse or cure any default by Tenant under this Lease.

                d. Purpose of Interest and Late
                Charge. The parties agree  that
                the  payment of late charge and
                the    payment   of    interest
                provided for in this Section 16
                are  distinct and separate from
                one another in that the payment
                of  interest  is to  compensate
                Landlord   for   the   use   of
                Landlord's  money  by   Tenant,
                while  the  payment of  a  late
                charge    is    to   compensate
                Landlord   for  the  additional
                administrative expense incurred
                by  Landlord  in  handling  and
                processing delinquent payments,
                but  excluding  attorneys'  fee
                and  attorneys' costs  incurred
                with respect to such delinquent
                payments.



           17.  NOTICE TO MORTGAGEE. At the  written
           request  of Landlord and for so  long  as
           there  remains  of record a  mortgage  or
           mortgages of Landlord's interest  in  the
           property,  and  Tenant  has  been   given
           written   notice  of  the  identity   and
           address  of  such  mortgagee(s),   Tenant
           shall  use  reasonable effort  to-give-a-
           duplicate -notice of each notice sent  to
           Landlord  to such mortgagee.  Failure  to
           give   notice  to  mortgagee  shall   not
           invalidate   the   Tenant's   notice   to
           Landlord or expose Tenant to liability to
           mortgagee. Tenant agrees that if  in  any
           notice  to  Landlord the  performance  of
           some  act is required or compliance  with
           some  provision hereof is  requested  and
           Landlord  does not, within  the  allotted
           time,  perform  such act or  comply  with
           such provision, then mortgagee shall have
           thirty   (30)   days  after   mortgagee's
           receipt  of  such  notice  in  which   to
           perform  such  act  or comply  with  such
           provision  for and on behalf of Landlord,
           and  Tenant shall have no right  to  take
           action  otherwise  permitted  it,  or  to
           terminate  this Lease, if  the  mortgagee
           shall  perform  and  comply  within  said
           thirty (30) days. In the event the act or
           thing  to  be  complied with within  said
           thirty  (30)  day period  cannot  by  its
           nature  reasonably  be  completed  within
           such period, mortgagee shall be deemed to
           have  complied therewith in the event  it
           commenced  the performance of  compliance
           within  said thirty (30) day  period  and
           thereafter  completes the same  with  due
           diligence. The granting to the  mortgagee
           of  additional  time in which  to  comply
           shall  not  be  deemed in any  manner  to
           release  or  relieve  Landlord  from  the
           obligations of Landlord
           under  this Lease. The said mortgagee  is
           hereby  authorized  to  enter  upon   the
           Leased.   Premises  following  reasonable
           notice to Tenant and while thereon to  do
           anything   necessary  to   correct   such
           default. For purposes of this Lease any reference to a mortgage or mortgages shall include references to deeds of trust and beneficiaries thereof.





           1  8.  SUBLETTING AND ASSIGNMENT. Provided
           that Tenant shall remain liable under  all
           of  the terms and conditions of this Lease
           for the full remainder of the Term and any
           extensions thereof, Tenant shall have  the
           absolute  right to assign  or  sublet  the
           Premises, in whole or in part, without the
           consent of the Landlord. So long as Tenant
           is   not  publicly  traded,  a  change  of
           ownership of fifty-one percent (51  %)  or
           more   of   Tenant  shall  be  deemed   an
           assignment  of this Lease for purposes  of
           this  paragraph. Transfers  in  connection
           with a public offering shall not be deemed
           an  assignment of Lease. If the  stock  of
           Tenant is publicly held, there shall be no
           restriction  on subletting and assignment,
           except for a use not approved by Landlord,
           whose  approval  will  not  be  denied  or
           delayed  unreasonably,  but  in  no  event
           shall Tenant be released of any obligation
           hereunder. The Tenant shall have the right
           to  assign  this Lease, or to  sublet  the
           Leased   Premises  to  any   of   Tenant's
           affiliates,   subsidiaries    or    parent
           corporation(s). A change of  ownership  of
           fifty-one  (51 %)_or more of  the..  stock
           ,of  Tenant  shall not be  considered   an
           assignment  if.  it occurs  in  connection
           with a bona fide merger or acquisition  or
           change  in  the state of incorporation  of
           Tenant.  At least thirty (30): days  prior
           to   commencement  of  any   sublease   or
           assignment,  and  as a condition  thereof,
           Tenant  shall  furnish  to  Landlord  (for
           Landlord's   review  of   the   same   for
           compliance with the terms of this Lease) a copy of the fully executed sublease or assignment document.



  a. No Release. No assignment or subletting of any form shall serve to release Tenant of any obligations hereunder or alter the primary liability of Tenant for the payment of rent and other sums due Landlord hereunder or for the performance of any other obligations to be performed by Tenant under this Lease, whether or not the sublessee or assignee has attorned to the Landlord.

b. Acceptance of Rent or Performance. Landlord may accept any rent or performance of Tenant's obligations from any person


                                      22
                                      other than
              Tenant and such acceptance of any rent
              or performance shall not constitute a
              waiver or estoppel  of Landlord's
              rights to exercise its remedies for the
              default or breach by Tenant of any of
              the terms, covenants or conditions of
              this Lease.

c. No Need to Exhaust Security. In the event of any default or breach of Tenant's obligations under this Lease, Landlord may proceed directly against Tenant, or any one else responsible for the performance of Tenant's obligations under this Lease, including the sublessee or assignee, without first exhausting Landlord's remedies against any other person or entity responsible therefor, or any security held by Landlord or Tenant.


d. Assumption. Any assignment or subletting permitted hereunder shall be conditioned upon the assignee or sublessee assuming and agreeing in a writing addressed to Landlord and Landlord's Lender, if any, to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Tenant during the term of said assignment or sublease.


e. Provisions to be Included in Sublease. The following terms and conditions shall apply to any subletting by Tenant-of all or any part of the Leased Premises shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein.

   (1)  Assignment of Rents. Tenant  hereby
   assigns  and  transfers to Landlord  all
   of  Tenant's interest in all  rents  and
   income arising from any sublease of  all
   or  a  portion  of  the Leased  Premises
   heretofore or hereafter made by  Tenant,
   and  Landlord may collect such rent  and
   income  and  apply same toward  Tenant's
   obligation  under this Lease;  provided,
   however, that except during a period  in
   which  a  breach  has  occurred  in  the
   performance   of  Tenant's   obligations
   under  this  Lease, and remains  uncured
   Tenant    may,   except   as   otherwise
   provided   in   this   Lease,   receive,
   collect and enjoy the rents accruing



                                    23

under such sublease. Landlord shall pay to Tenant any portion of such rents, .collected from any sublessee that exceed the rental and other monetary obligations then due from Tenant under the Lease. Landlord shall not, by reason of this assignment of rents or any other assignment of sublease to Landlord, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee 'for any failure of Tenant to perform and comply with any of the Tenant's obligations to such sublessee under such sublease. Tenant hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Landlord stating that a default exists in the performance of Tenant's obligation under this' Lease, to pay to Landlord the rents and other charges due and to become due under the sublease. Sublessee shall rely 'upon any such statement and request from Landlord and shall pay such rents and other charges to Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Tenant to the contrary, Tenant shall have no right or, claim against said sublesseeor, until the default has been cured, against Landlord, for any such rents and other charges so paid by sublessee. to Landlord.



(2)  Attornment. In the event of a breach by  Tenant  in
the performance of its obligations under this Lease, and
a  resulting termination of Lease by Landlord, Landlord,
at  its option and without any obligation to do so,  may
require  any sublessee to attorn (i.e., agree to  become
tenant  to a new owner or landlord of the same property)
to Landlord, in which event Landlord shall undertake the
obligations  of the sublessor under such  sublease  from
the   time  of  the  exercise  of  said  option  to  the
expiration of such sublease; provided, however, Landlord shall not be liable for any prepaid rents or security



                 24

deposit paid by such sublessee to such sublessor or for any prior defaults or breaches of such sublessor under such sublease.

(3) Consent of Landlord Required. Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Landlord herein, if Landlord's consent is required under this lease.

(4) Conditions of Sublease. Each sublease shall provide that (i) it is subject and subordinate to this Lease and any Underlying Mortgage (defined in Section 34 below); (ii) Landlord may enforce the provisions of the sublease including collection of rent;
(iii) if this Lease is terminated for any reason, Landlord may, at its option, either (A) terminate the sublease, or (B) takeover all of the rights and interest of Tenant; as sublessor, under such sublease, in which case such sublessee shall attorn to . Landlord; and (iv) any notices to be given to Tenant, as sublessor, by the sublessee shall simultaneously be given Landlord. If Landlord elects to takeover the rights and interest of a Tenant, Landlord shall not (1) be liable for any previous act or omission of Tenant under the sublease; (2) be subject to any defense or offset in favor of the sublessee against Tenant; or (3) be bound by any modification to the sublease made without Landlord's written consent or by any prepayment by sublessee, more than one month's rent.




            19. CONDEMNATION. In the event all of the
            Leased  Premises, or such portion thereof
            as will make the Leased Premises unusable
            for  the purposes of Tenant, be condemned
            by  any legally constituted authority for
            any public use or purpose, then in either
            of  said  events, the Term hereby granted
            shall  cease,  at  the option  of  either
            Landlord  or Tenant on thirty (30)  days'
            written   notice  from  the   time   when
            possession  thereof  is  taken  by   said
            public authorities, and rent shall be accounted for as between Landlord and Tenant as of that date.


                               25


Said  termination, however shall be without  prejudice
to  the rights of either Landlord or Tenant, or  both,
to   recover   compensation  and  damage   caused   by
condemnation  from the condemnor, except:  (i)  Tenant
shall  have  no rights for the value of its leasehold;
and  (ii)  neither Tenant nor Landlord shall have  any
rights in any separate award made to the other'  party
by  the  condemnor. In the event less than all of  the
Leased Premises is taken or condemned for a public  or
quasi-public  use  and  the  portion  of  the   Leased
Premises is taken or condemned for a public or  quasi-
public  use  and  the portion of the  Leased  Premises
which is not taken may be reasonably suitable for  the
purposes  of  Tenant  by repair or  restoration,  this
Lease  will  not  terminate. Landlord shall,  in  such
event,   subject  to  the  terms  of  any   Underlying
Mortgage  (as  defined in Section 34 hereof)  promptly
commence  and  diligently  complete  the  repair   and
restoration  of  the  Leased  Premises  so  that  upon
completion  the  Building will constitute  a  complete
architectural  unit with an appearance, character  and
commercial  value as nearly as possible equal  to  the
value  of  the  Building  immediately  prior  to   the
taking,  provided  however,  Landlord  shall  have  no
obligation to expend more on reconstruction  than  the
net  amount of a condemnation award or received by way
of  settlement  in lieu thereof or make  a  repair  or
restoration  if  the  estimated cost  therefore  would
reduce  the  Landlord's  award.  There  shall  be   an
abatement of annual Base Rent after such taking which shall be equal to the percentage of total area of the Building after the taking and Landlord's restoration thereof as relates to the total area of the Building immediately prior to said taking thereunder, to the termination of this Lease.

            20.  MUTUAL  INDEMNIFICATION.  Subject  to
            provisions  of Section 10(f),  each  party
            ("Indemnifying Party") agrees to indemnify
            and  save harmless the other ("Indemnified
            Party")  against and from any and  all  of
            the   following  if  not  covered  by  the
            insurance  to  be  maintained  by   Tenant
            pursuant  to Section 10 hereof: claims  by
            and  on  behalf of any persons,  firms  or
            corporations, arising from the conduct  or
            management  of,  from any  work  or  thing
            whatsoever  done by or on  behalf  of  the
            Indemnifying  Party in or  about,  of  its
            activities upon or (in the case of Tenant)
            occupancy, the Leased Premises during  the
            Term  of  this  Lease,  and  will  further
            indemnify  and save the Indemnified  Party
            harmless  against  and from  any  and  all
            claims  arising from any breach or default
            on  the part of the Indemnifying Party  in
            the   performance  of  any   covenant   or
            agreement on the part of such Indemnifying
            Party  to  be  performed pursuant  to  the
            terms of this Lease, or from any violation
            or   failure  to  comply  with  any   law,
            ordinance or regulation, or from any act or negligence of such

          Indemnifying Party, or any of its agents, contractors, servants, employees,


                                      26

      licensees,  or  invitees or arising  from  any
      accident,  injury or damage whatsoever  caused
      to  any person, firm or corporation, occurring
      during  the  Term of this Lease, in  or  about
      the  Leased  Premises, or upon  or  under  the
      sidewalks  and the land adjacent thereto,  and
      from  and  against all costs,  reasonable  and
      necessary    counsel   fees,   expenses    and
      liabilities  incurred in  or  about  any  such
      claim   or   action   or  proceeding   brought
      thereon,  and in case any action or proceeding
      is  brought against the Indemnified  Party  by
      reason  of  any  such claim, the  Indemnifying
      Party  upon notice from the Indemnified  Party
      covenants  to resist or defend such action  or
      proceeding  by counsel reasonably satisfactory
      to    the    Indemnified   Party.   Landlord's
      liability  is  limited to Landlord's  interest
      in  the  Leased Premises and will be cancelled
      automatically upon any failure  by  Tenant  to
      maintain   in  full  force  and  effect.   all
      insurance required to be furnished by Tenant under the provisions of this Lease.



      21. INSPECTION OF PREMISES. Tenant agrees to permit Landlord and any mortgagee of the Leased Premises, and their agents, to inspect the Leased Premises at all reasonable times, and to come upon the Leased Premises- if necessary to perform any act which Tenant has failed to perform, as provided elsewhere in this Lease. Tenant shall be given reasonable prior notice of any such entry (except in the case of emergency) and any such entry shall be undertaken in a manner that reasonably minimizes interference with Tenant's use and operations and Tenant shall have the right to have one or more of its employees present during such inspection.



      22. DEFAULT. At the election of Landlord, Tenant shall be in default under this Lease if one or more of the following events (herein called "Defaults") shall happen and be continuing, namely:

           a. Failure to make the punctual payment of any rent, additional rent or other monetary payment herein agreed to be paid and such failure shall continue for a period of five (5) days after written notice is given by Landlord to Tenant of such failure;

           b. Tenant shall have filed a petition in bankruptcy or prayed for any relief under the Federal Bankruptcy Law or made an assignment for the benefit of creditors or consent to the entry of an order for relief in involuntary bankruptcy;



                                 27
  c. An attachment or execution shall have been levied upon the Tenant's property in or interest under this Lease, which shall not have been satisfied or released or the enforcement thereof stayed or superseded by an appropriate proceeding within thirty
 (30) days thereafter;

  d. An involuntary petition in bankruptcy or for reorganization or arrangement under the Federal Bankruptcy Law shall have been filed against Tenant and either an order for relief is entered or such involuntary petition is not withdrawn, dismissed, stayed or discharged within sixty (60) days from the filing thereof;


  e. A Receiver or Trustee shall have been appointed for the property of Tenant or Tenant's business or assets and the order or decree appointing such Receiver or Trustee shall have remained in force undischarged or unstayed for thirty (30) days after the entry of such order or decree;

  f. Tenant admits in writing its inability to pay its debts as they become due;

Tenant shall have failed to perform or observe any other covenant, agreement or condition to be performed or kept by the Tenant under the terms and provisions of this-Leaser-and-such failure shall continue for thirty (30) days after written notice thereof has been given to Tenant by Landlord, unless Tenant shall have commenced corrective action within such thirty (30) days and thereafter diligently completes the same; the foregoing provision shall not require Tenant to occupy the Leased Premises and Tenant shall be entitled to vacate the Leased Premises so long as it otherwise complies with its obligations hereunder, unless the Covenant Documents otherwise provide; however said time period shall be inclusive of any and all statutory time periods for nonpayment of rent and reach of covenants in Lease.



            23.  LANDLORD'S  REMEDIES  UPON  DEFAULT.
            Upon  the  occurrence of any  Default  by
            Tenant, Landlord, at its option, may have
            one or more of the following remedies, in
            addition   to  all  of  the  rights   and
            remedies provided at law or in equity.


                               28

  a. Entry by Landlord. Landlord may cure the default for the account of Tenant, arid Tenant hereby authorizes Landlord to come upon the Leased Premises for such purposes and while on the Leased Premises to do all things reasonably necessary to accomplish the correction of such Default. If Landlord, at any time, is compelled to pay or elects to pay any sum of money by reason of the occurrence of a Default by Tenant or if Landlord is compelled to incur any expense, including reasonable attorneys' fees and attorney's costs, property management fees, in instituting, prosecuting or defending any action or proceeding instituted by reason of any Default of Tenant hereunder, the sum or sums so paid by Landlord with all interest costs and damages, including any loss of rent, shall be deemed to be additional rent hereunder and such action by Landlord shall not be deemed a waiver by Landlord of Tenant's default or any other remedy available to Landlord.


b. Performance By Landlord. Landlord may, upon notice to Tenant, without obligation, and without waiving or releasing Tenant from any Default or obligations of Tenant, make any such payment or perform any such obligation on Tenant's part to be performed. All sums so paid by Landlord and all costs incurred by lessor, including reasonable attorney's fees and costs, shall be payable to-Landlord-on -demand-together with interest thereon-at-the Default Rate, and Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy hereunder) the same rights and remedies in the event of Tenant's non-payment thereof as in the case of default by Tenant in the payment of rent.


 c. Repossession: Damages. Landlord may without further notice repossess the Leased Premises and at any time thereafter may terminate this Lease by written notice to Tenant. In such event, Landlord shall be entitled to recover liquidated damages (in lieu of paying any further deficiency amounts under Section 23(d) below) a sum of money equal to the total of (i) the cost of recovering the Leased Premises; (ii) the unpaid rent earned at the time of termination, plus interest thereon; (iii) late charges on unpaid rent and accrued interest thereon; (iv) the present value of the balance of the rent for the remainder of the term using a



                                    29

                     discount  rate  of ten percent  (10%);
                     (v)  reasonable  costs  of.  reletting
                     and  refurbishing the Leased  Premises
                     including,     without     limitation,
                     leasing   commissions   paid,   tenant
                     improvement  costs,  rent  concessions
                     and  repairs  to the Leased  Premises;
                     and  (vi)  any other sum of money  and
                     damages   reasonably   necessary    to
                     compensate Landlord for the  detriment
                     caused by Tenant's Default.

                 d. Termination  of  Right  of  Possession.
                     Landlord   may  immediately  terminate
                     Tenant's  right of possession  of  the
                     Leased  Premises by written notice  to
                     Tenant  with  or  without  terminating
                     this Lease,
                   ti  and  without notice or demand  enter
                     upon  the Leased Premises or any  part
                     thereof  and take absolute  possession
                     of  the  same, expel or remove  Tenant
                     and  any  other person or  entity  who
                     may  be  occupying the Leased Premises
                     and  change  the locks. In  the  event
                     that   Landlord  terminates   Tenant's
                     right     to    possession     without
                     terminating   this   Lease,   Landlord
                     shall  engage a commercial real estate
                     broker  to  relet the Leased  Premises
                     or  any  part thereof for  such  terms
                     and   such   rents  as  Landlord   may
                     reasonably   elect.   In   the   event
                     Landlord shall elect to so relet,  the
                     rent  received by Landlord  from  such
                     reletting, shall be applied  first  to
                     the  payment  of any sums  owing  from
                     Tenant  to  Landlord  hereunder  other
                     than  rent due hereunder from  Tenant.
                     to  Landlord second to the payment  of
                     any    reasonable   cost    of    such
                     reletting,     including;      without
                     limitation,  refurbishing  costs   and
                     leasing  commissions,  and  third,  to
                     the  payment. of rent due  and  unpaid
                     hereunder,  and Tenant  shall  satisfy
                     and  pay  any  deficiency upon  demand
                     there for from time to time. Any  such
                     entry  into  the  possession  of   the
                     Leased  Premises  by  Landlord   under
                     this   Section  23  shall  be  without
                     liability   or   responsibility    for
                     damages to Tenant and shall not be  in
                     lieu  of  or in substitution  for  any
                     other rights of Landlord hereunder  at
                     law   or  in  equity.  Tenant  further
                     agrees that Landlord may file suit  to
                     recover  any  sums due Landlord  under
                     the  terms of this Section 23 and that
                     no   recovery   of  any  portion   due
                     Landlord   hereunder  shall   be   any
                     defense   to  any  subsequent   action
                     brought    for    any    amount    not
                     theretofore  reduced  to  judgment  in
                     favor  of Landlord. Reletting  of  the
                     Leased    Premises   shall   not    be
                     construed as an election on  the  part
                     of  Landlord to terminate  this  Lease
                     and     notwithstanding    any    such
                     reletting     without     termination,
                     Landlord may at any time



                                       30











         thereafter elect to terminate this Lease for such previous breach and recover liquidated damages as of the date of termination as set forth in Section 23(c) hereof.

   e. No Termination Without Written Notice. No re-entry by Landlord or any action brought by Landlord to oust Tenant from the Leased Premises after the occurrence of a Default shall operate to terminate this Lease unless Landlord shall give written notice of termination to Tenant, in which event Tenant's liability shall be as above provided. In the event of a Default by Tenant, Landlord shall have the right of an injunction or a restraining order against Tenant and the right to invoke any remedy allowed by law or in equity Whether or not other remedies, indemnities or reimbursements are herein provided.


  f. Suit for Specific Performance or Damages. Landlord may bring suit against Tenant for the specific performance of this Lease by Tenant or for damages directly or indirectly arising out of Tenant's breach of any term or covenant of this Lease.

Remedies  Are  Cumulative. The  rights  and  remedies
given   to  Landlord  in  this  Lease  are  distinct,
separate  and  cumulative  remedies,  and  except  as
provided  herein,  no  one of them,  whether  or  not
exercised  by  Landlord, shall be  deemed  to  be  an
exclusion  of any of the others. No right  or  remedy
granted  to  Landlord  herein  is  intended   to   be
exclusive of any other right or remedy hereunder or now or hereafterexisting in law or equity or by statute. In the event of termination of Tenant's right to possession, by Landlord after the occurrence of a Default, Tenant Waives any and all rights to redeem the Leased Premises either provided by any statute now in effect or hereafter enacted.



           24.  CONDITION OF PREMISES ON TERMINATION.
           Upon  termination of this  Lease  for  any
           reason,  Tenant covenants  and  agrees  to
           remove   all  of  its  personal  property,
           including     fixtures    and    equipment
           installed   by  Tenant  upon  the   Leased
           Premises   which   are   not   permanently
           attached (except utility connections and equipment), and Tenant shall repair any damage caused by the removal thereof, and shall leave the Leased Premises in as good repair and clean condition as at the commencement of this Lease, normal and reasonable



                                      31







            wear   and  tear  and  usage  excepted.  Tenant
            shall,  at  Landlord's  election,  either   (i)
            remove at Tenant's sole expense, any title encumbrances relating to the Leased Premises caused by Tenant's interest in the Lease; or
            (ii) provide Landlord with a bond for the total amount of said title encumbrance.

            All  Fixtures  (other than trade  fixtures  and
            equipment   not  for  the  operation   of   the
            Building),   improvements,   alterations    and
            equipment for the operation of the Building now
            or hereafter permanently attached to the Leased
            Premises,  including  without  limitation   all
            plumbing,  electrical, and HVAC  equipment  and
            all doors, ceiling tiles and lighting fixtures,
            shall  be  and  remain Landlord's property  and
            shall  not be removed from the Leased  Premises
            without  Landlord's prior written consent.  All
            movable  fixtures and equipment are  and  shall
            remain  Tenant's property, and Landlord  agrees
            to sign any and all waivers reasonably required
            by  Tenant  in  order to complete  any  fixture
            financing arrangements relative to said movable
            fixtures and equipment. Landlord shall have  no
            interest  in any movable fixtures and equipment
            owned  by  Tenant, or installed in or upon  the
            Leased  Premises solely at the cost and expense
            of.  Tenant.  In  the event  said  property  is
            thereafter removed from the Leased Premises  by
            Tenant,  or  any party holding  a  lien  on,  a
            security   interest  in,  or   a   reversionary
            interest  in the property, or by any  agent  or
            representative   thereof   or   any   purchaser
            thereof,   pursuant   to   the   exercise    or
            enforcement  of  any  rights  incident  to  the
            interests created, Tenant or party holding such
            interest  shall repair any damage  necessitated
            by  the  removal  of such property  as  may  be
            necessary  to restore  the Leased  Premises  to
            good  condition  and   repair,  excepting  only
            reasonable wear and tear, without any cost or expense to Landlord.


            25.  SUCCESSORS AND ASSIGNS. Subject to Section
            18, the obligations and responsibilities of the parties to this Lease shall be binding upon, and the rights and benefits shall inure to ,the successors and assigns of the parties hereto;
            but the liabilities of any successor to the interest of the Landlord hereunder shall be limited to the performance of those obligations which arise and accrue during the period of ownership of the Leased Premises by any such successor. In the event that Landlord sells, assigns or transfers the Leased Premises, and the buyer/transferee assumes in writing all obligations of Landlord under this Lease, then from and after the effective date of such sale, assignment or transfer, Landlord shall have no further liability under this Lease.




                                       32

           26.      NOTICES.     Unless     otherwise
           specifically provided herein, all  notices
           and   demands   hereunder  shall   be   in
           writing,  and shall be given by registered
           or    certified   mail,   return   receipt
           requested and shall be deemed given if  it
           is  deposited  in the United States  mail,
           with  sufficient  postage prepaid  thereon
           to  carry  it to the addressed destination
           or   shall   be  delivered  by   facsimile
           transmission  (with  hard  copy  sent   no
           later     than    24    hours    following
           transmission   by  United   States   mail,
           postage prepaid), to Seller or Buyer at the following addresses:

Eau Claire Equity Fund Limited Partnership
2404 West End Avenue, Suite 202 Nashville,
Tennessee 37203
,Facsimile: (615) 321-3534
Confirmation: (615) 321-8566

Best Buy Stores, L. P., Corporate Headquarters
7075 Flying Cloud Drive
Eden Prairie, Minnesota 55344
Attention: Legal Dept. - Real Estate
Facsimile: (612) 947-2899
Confirmation No: (612) 947-2082


Robins, Kaplan,. Miller & Ciresi
2800 La Salle Plaza
800 LaSalle Avenue South
Minneapolis, Minnesota 55402-2015
Attention: Steven A. Schumeister, Esq.

                         Facsimile:
                         (612) 339-
                         4181
                         Confirmatio
                         n No: (612)
                         349-8500

           Buyer   and   Seller  may   designate   an
           additional or another address upon giving notice to the other parties pursuant to this Section. Notice given in any other manner other than as stated herein, shall be deemed effective only upon receipt by the party to whom such notice is given.


           27. NO ORAL AGREEMENTS. It is expressly
           agreed between Landlord and Tenant that
           there is no verbal understanding or
           agreement which in any


                               33

            way changes the terms, covenants and conditions herein set forth, and that no modification of this Lease and no waiver of any of its terms and conditions shall be effective unless made in writing and duly executed by the authorized officers of the necessary parties or party.

            Landlord  and Tenant hereby  agree  that
            all   prior   or  contemporaneous   oral
            understandings;      agreements       or
            negotiations relative to the leasing of the Leased Premises are merged into this Lease.



            28. NO WAIVER. The failure of Landlord or Tenant to insist, in one or more instances, upon the strict performance by Tenant or Landlord of any of the provisions of this Lease shall not be construed as a waiver of any right or remedy available for any future breach of such provisions. Receipt by Landlord of rent with knowledge of the breach of any provisions hereof shall not be deemed a waiver of any right or remedy available for such breach.



            29. WARRANTIES OF TENANT; ESTOPPEL CERTIFICATE. Tenant warrants to and for the benefit of any mortgagee of the Leased Premises that as of the date of execution of this Lease it neither has nor claims any defense to this Lease nor any offset against the rentals payable or other obligations required of Tenant hereunder, and Tenant warrants that it has not paid any rental-in advance for a period of more than one (1) month-and covenants-that it will not, without such mortgagee's written consent, at any time during the term hereof prepay any rental for a period longer than one month.


            Tenant shall at any time and from time to
            time upon not less than five (5) business
            days  prior  written notice by  Landlord,
            execute,   acknowledge  and  deliver   to
            Landlord    a   statement   in    writing
            certifying  that this Lease is unmodified
            and in full force and effect (or if there
            have been modifications, that the same is
            in  full force and effect as modified and
            stating  the  modifications),  that   the
            Lease has not been collaterally assigned,
            the  dates to which the Base Rent and any
            other  charges have been paid in advance,
            if any, confirming the Term and extension
            terms  of  the  Lease, stating  that  the
            Tenant  has accepted the Leased  Premises
            in their then current condition and is in
            possession   of   the  Leased   Premises,
            stating  whether  or  not  to  the   best
            knowledge  of  Tenant,  Landlord  is   in
            default   in  the  performance   of   any
            covenant,    agreement    or    condition
            contained  in  this  Lease  and,  if  so,
            specifying  each  such default  of  which
            Tenant  may have knowledge, stating  that
            the
                                                34

          Tenant  has  no  right of  set-off  against
          past  or future rents due under the  Lease,
          that  no  rent  has been prepaid  for  more
          than   one   (1)  month  in  advance,   and
          containing   any   other  information   and
          certifications  which  reasonably  may   be
          requested by Landlord or the holder of  any
          Underlying  Mortgages. Any  such  statement
          delivered pursuant to this Section  29  may
          be  relied  upon by a prospective purchaser
          of  the  fee of the Leased Premises or  any
          mortgagee,  ground  lessor  or  other  like
          encumbrancer  thereof, or any  assignee  of
          any   such  encumbrancer  upon  the  Leased
          Premises.



          30. CARDING. Landlord may place signs at the Leased Premises "For Rent" or "For Sale" ninety days before the termination of this Lease. Landlord may enter the premises at reasonable hours and upon reasonable notice to exhibit same to prospective purchasers, tenants and mortgagees and to inspect or make repairs.

          31.  LANDLORD AND TENANT.             This Lease shall create the

          relationship of landlord and tenant
          between Landlord and Tenant.

          32.  TIME OF ESSENCE.             Time is of the essence of this
          Lease.

          33. DEFINITION. "Landlord" as used in this Lease shall include the original Landlord hereunder, its successors and assigns. "Tenant" shall include the original Tenant hereunder, its successors and if this-Lease shall be validly assigned or sublet, shall include also Tenant's assignee or sublessee, as to premises covered by such assignment or sublease. "Landlord" and "Tenant" include male and female, singular and plural, corporation, partnership or individual, as may be appropriate for the particular parties.


          34.  MORTGAGE.  Landlord shall have the right to place


          trust deeds or mortgages against the Leased
          Premises as security for a loan obtained or to be obtained by Landlord.

           Tenant agrees to execute such documents as
           may  be reasonably required by the lending
           agency   making  any  such   existing   or
           subsequent   loans,  including  attornment
           agreements,  subordination agreements  and
           estoppel   certificates,   if   requested;
           provided that if a mortgage or trust  deed
           is  to  be  placed on the Leased Premises,
           the  Landlord and lender shall  execute  a
           subordination      and     non-disturbance
           agreement  in a form consistent  with  the
           terms   of   this  Lease  and   reasonably
           acceptable to Tenant.


                               35

           If   Landlord's  interest  in  the  Leased
           Premises  is  sold  or conveyed  upon  the
           exercise of any remedy provided for in any
           Underlying  Mortgages,  or  otherwise   by
           operation of law, then, so long as  Tenant
           is  not  in  default hereunder;  (a)  this
           Lease  (and  any amendments, modifications
           and   extensions  thereof)  will  not   be
           affected  in  any  way,  and  Tenant  will
           attorn  and  recognize the  new  owner  as
           Tenant's  landlord under  this  Lease  and
           Tenant  will  confirm such  attornment  in
           writing   within  ten  (10)   days   after
           request;  and (b) the new owner shall  not
           be  (i) liable for any act or omission  of
           Landlord under this Lease occurring  prior
           to   such  sale  or  conveyance;  or  (ii)
           subject   to   any  defense   or   offset,
           abatement or reduction of rent because  of
           any  default of Landlord under this  Lease
           occurring   prior   to   such   sale    or
           conveyance; (iii) .liable to Tenant for any rent paid more than one (1) month in advance; or (iv) bound by any amendment or modification of this Lease made without the lender's consent.


           This  Lease is subject and subordinate  to
           all  mortgages, trust deeds, ground Leases
           or  other  encumbrances which may  now  or
           hereafter  may affect the Leased  Premises
           (the  "Underlying Mortgages") and  to  all
           renewals,  modifications,  consolidations,
           replacements and extensions  of  any  such
           Underlying  Mortgages  provided  that  the
           holder  of  such Underlying  Mortgage  and
           Tenant  shall execute a subordination  and
           non-disturbance  agreement   in   a   form
           consistent with the terms of this Lease and reasonably acceptable to Tenant prior to the date such Underlying Mortgage is recorded as a lien against the Leased
           Premises.



           35.  ZONING.  Tenant  covenants  that  the
           Leased Premises are zoned properly  so  as
           to  enable  Tenant to operate  the  Leased
           Premises  as a retail consumer electronics
           store   and  for  any  activities  usually
           related   thereto.  Tenant  shall  furnish
           Landlord and Landlord's Lender, if any,  a
           certificate     from    the    appropriate
           governmental   authority   addressed    to
           Landlord  and Landlord's Lender,  if  any,
           stating that the premises are so zoned and
           such  use  does not violate any applicable
           ordinance,  permit,  zoning  or   building
           code.  Prior to any change in use  of  the
           Leased   Premises,  Tenant  shall  furnish
           Landlord and Landlord's Lender, if any,  a
           similar   certificate  stating  that   the
           proposed use of the Leased Premises is permitted under all applicable zoning or building codes or permits. Landlord cannot guarantee future zoning or changes in permitted uses, and Tenant assumes the risk thereof.





                                       36

36. LANDLORD'S CONSENT. In all matters referred to in this Lease, where Landlord's consent or approval is required, Landlord agrees that Landlord will not unreasonably withhold Landlord's consent or approval, except where this Lease indicates that Landlord may act in its discretion.


      37. LEGAL EXPENSE: If Landlord retains the services of attorneys and successfully recovers possession of the Leased Premises, or successfully recovers any sum due but not paid after proper notice has been given by Landlord prior to any suit being filed, then all such costs and expenses, including reasonable attorneys' fees and costs, incurred by Landlord shall be paid by Tenant. If any action, arbitration or proceeding (including any appeal thereof) is brought by Landlord or Tenant (whether or not such action is prosecuted to judgment) to enforce its respective rights under this Lease or to enforce a judgment ("Action"), (i) the unsuccessful party therein shall pay all costs incurred by the prevailing party therein, including reasonable attorneys' fees and costs; and (ii) as a separate right, severable from any other rights set forth in this Lease, the prevailing party therein shall be entitled to recovery its reasonable attorneys' fees and costs incurred in enforcing any judgment against the unsuccessful party therein, which right to recover such post-judgment attorneys' fees and costs shall be included in any such judgment. The right to recover 'post-judgment attorneys' fees shall (i) not be deemed waived if not included in any judgment;
      (ii) survive the final judgment in any Action and-(iii) not be deemed merged into, such judgment. The rights, and obligations of the parties under this Section 37 shall survive the termination of this Lease.



      38. TITLE OF LANDLORD. Landlord expressly covenants and agrees that as of the Commencement Date of the Term of this Lease, it will be the owner of the fee simple title to the Land and Building and other improvements subject to the Covenant Documents as set forth on the attached Exhibit B and to the Underlying Mortgages and documents related thereto, if any, and subject to any liens, encumbrances or restrictions arising from or existing during Tenant's prior ownership of the Leased Premises. Landlord further covenants that Tenant, on paying the monthly rental and observing and performing all other terms and conditions contained in this Lease, shall have quiet and peaceful possession of the Leased Premises for the full Term, or extensions thereof subject to the provisions of this Lease.



                                 37
                                                  3

         39, LIMITATIONS ON LANDLORD'S LIABILITY. It is expressly understood and agreed that if Tenant obtains a money judgment against Landlord resulting from any default or other claim arising under this Lease, that judgment shall be satisfied only out of Landlord's right, title and interest in the Leased Premises, and no other real, personal or mixed property of Landlord (or any of the officers, directors, stockholders or partners, as.applicable, which comprise Landlord, if any) wherever situated shall be subject to levy to satisfy such judgment.



         40. FINANCIAL STATEMENTS.Within ninety (90) days of the end of each of Tenant's fiscal years during the Term of this. Lease (including the optional renewal term, if exercised) Tenant shall furnish to Landlord, at no cost to Landlord, a copy of the audited financial statements for Tenant's fiscal year just ended. Tenant acknowledges that this undertaking is of substantial value to Landlord because Landlord's rights to such financial statements may affect the availability or cost of Landlord's financing.


         41. OPTION TO EXTEND LEASE. Provided that Tenant has not been in Default for a period of six months next preceding the termination of this Lease, and the property is being occupied, both when exercising its option to extend and at the commencement of the renewal Term, Tenant shall have the option to extend the Term of this Lease for three successive additional renewal terms of five years each commencing at the expiration date of the original Term or prior renewal Term hereof (as the case may be) on the same terms and conditions as the original Term except that the annual Base Rent shall be as follows:

                              ANNUA
            L MONTHLY YEARS    RENT           RENT


                  21-25 $522,668.00          $43,555.67
                  26-30 $548,801.00          $45,733.42
                  31-35 $576,241.00          $48,020.08,


            Tenant   shall  give  Landlord   written,
            notice of its exercise of the option for the first renewal Term not less than 270 days before the expiration date of the original Term. Tenant shall give Landlord written notice of its exercise of the option for the second or third renewal
            Term not less than two hundred-seventy


                               38

          (270) days before the expiration date of the then renewed Term, as the case may be.


           42. GOVERNING LAW. This Lease shall be performed, construed and enforced, in accordance with the laws of the state of in which the Land is located.


           43. HEADINGS. The headings used in this Lease are for convenience only and shall not have any bearing or meaning with respect to the content or context of this instrument.

           44. HOLDING OVER. Tenant shall have no right to retain possession of the Leased Premises beyond the expiration or earlier termination of the Lease. If Tenant holds over after the expiration of the Term, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, arid not a renewal hereof or an extension for any further Term, and such month-to-month tenancy shall be subject to each and every, term, covenant and agreement contained herein; provided, however, that Tenant shall pay as Base Rent during any holding over period, an amount equal to one hundred fifty percent (150%) of the Base Rent payable immediately preceding the expiration of the Term. Nothing in this Section 44 shall be construed as a consent by Landlord, to any holding. over_ by Tenant and Landlord expressly reserves the right to require Tenant to surrender possession of the Leased Premises upon the expiration of the Term or upon the earlier termination hereof and to assert any remedy in law or equity to evict Tenant and/or collect damages in connection with such holding over.




           45. RIGHTS ARE CUMULATIVE. All rights, powers and privileges conferred hereunder upon the parties shall be cumulative, but not restricted to those given by law.


            46. MEMORANDUM OF LEASE. Either party may, at its sole cost, prepare and record a Memorandum of Lease at the location where the deed of title to the Leased Premises is of record. The other party shall join in executing such Memorandum on request.




                               39







      47. AUTHORITY TO SIGN LEASE. If Tenant is a corporation, then the persons executing this Lease on behalf of Tenant represent and Warrant to Landlord that they are duty authorized to execute and deliver this Lease on Tenant's behalf in accordance with a duty adopted resolution of the Board of Directors of Tenant. Landlord warrants to Tenant that the person or persons executing this Lease on behalf of Landlord are duty authorized to execute and deliver this Lease on Landlord's behalf.


      48. INVALIDITY. If any term or provision of this Lease, the deletion of which would not adversely affect the receipt of any material benefit by either party hereunder, shall be held invalid or unenforceable to any extent, the remaining terms, conditions and covenants of this Lease shall not be affected thereby and each of said terms, covenants and conditions shall be valid and enforceable to the fullest extent permitted by law.


      49. CONDITIONS AND COVENANTS. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition. Landlord and Tenant hereby acknowledge that the Leased Premises are subject to the Covenant Documents as set forth on the attached Exhibit B. Tenant hereby agrees to assume, for the Term of this Lease (including any extensions thereof) all of the rights and obligations of the owner of the Leased Premises pursuant to said covenants, conditions and-restrictions, and Landlord shall cooperate with Tenant in Tenant's enforcement of any rights thereunder. Tenant's failure to timely comply with or satisfy any of the obligations contained therein shall be deemed a material default under this Lease. Tenant shall promptly furnish to Landlord any notices or mailings Tenant receives related to the Covenant Documents.

      Tenant  will pay as additional rent  hereunder
      throughout  the Term of this Lease  (and  will
      indemnify and hold Landlord harmless from  any
      obligation  to  pay the same)  all  Landlord's
      share  of  the  costs  and  expenses  of   the
      maintenance and operation of any such  parking
      and  other common areas, at the times, in  the
      amounts  and  in the manner set forth  in  the
      Covenant  Documents  as  set  forth   on   the
      attached Exhibit B.


      50. SECURITY. Tenant hereby assumes responsibility for and-shall take all reasonable security measures for the Leased Premises.


                                 40
            51. INTERPRETATION. The Lease has been fully negotiated and no 'provision shall be construed for or against Tenant or Landlord, and this Lease shall be interpreted in accordance with its general tenor in 'n effort to reach an equitable result.

            52. ASSIGNMENT. Except as permitted by-Section 18 hereof, Tenant shall not assign, collaterally or otherwise, nor pledge, encumber or mortgage its interest in this Lease or in the Leased Premises without Landlord's Lender's or Landlord's prior written consent (which' may be withheld in the discretion of '
            Landlord's Lender or Landlord).

       53. TELEFAX & COUNTERPART. This Lease may be executed in one or more counterparts, each of which shall be deemed an original, all of which together constitute the same instrument. A faxed signature shall have the same effect as an original.

       54. GUARANTOR: Best Buy Co., Inc. is a Minnesota corporation and the 100% owner of Best Buy Stores, L. P., a Delaware limited partnership, the. Tenant under the Lease. Best Buy Co., Inc. is the ultimate holder of 100% of the legal and beneficial interest of Best Buy Stores, L. P. through Best Buy Co., Inc.'s sole ownership of all the issued and outstanding voting shares of both the general partner, BBC Property Co., a Minnesota corporation, and the limited partner, BBC Investment Co. 'Best Buy Co., Inc. as an inducement to Eau Claire Equity Fund. Limited Partnership, a Tennessee limited partnership to purchase the subject property and enter into this Lease, all of which Best Buy Co., Inc. acknowledges is valuable consideration, guarantees payment of all sums and performance of all obligations of Tenant .









                 [THIS SPACE INTENTIONALLY LEFT BLANK]






                              . 41

    IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed as of the day and year first written above.



     Date: January 15, 1998     LANDLORD: EAU CLAIRE  EQUITY
                                FUND,  LIMITED  PARTNERSHIP,
                                a   Tennessee limited
                                partnership'

                                By: /s/ Patrica R Young
                                PETER THYSSEN, General
                                Partner by his attorney in
                                fact Patricia R Young
                                pursuant to Power of Attorney
                                dated December 15, 1997


     Date: January 20, 1998     TENANT: BEST BUY STORES, L.
                                P., a Delaware limited partnership

                                By its general partner, BBC Property Co., a Minnesota corporation

                                By: /s/ Robert C Fox
                                Name: Robert C Fox
                                Its: V.P.

     Date: January 20, 1998     GUARANTOR:- BEST-BUY CO. INC.,
                                a Minnesota corporation


                                By: /s/ Robert C Fox
                                Name: Robert C Fox
                                Its: Sr V.P.




                             Exhibit A to Lease
                            Property Description

Land ins the State of Wisconsin, County of Eau Claire, described as follows:

Part of Lot 6, Plat of Oak Pointe, described as follows: Lot 8, of the Certifited Survey Map recorded in Volume 4, Page 97 and 98 of the Eau Claire County Registry, located in the Nrothwest 1/4 of the Southeast
1/4, the Southwest 1/4 of the Southeast 1/4, and the Southeast 1/4 of of the Southeast 1/4 all in Section 35, Township 27 North, Range 9
West, City of EauClaire, Eau Claire County, Wisconsin, more particularly described as: Commencing at the Southwest corner of said Section 35, thence N 88 43' 29" E. on the South section line, 2,582.70 feet to the South 1/4 corner of said Section 35, thence N. 00 14' 29" W. on the North-South 1/4 line, 1,031.35 feet; thence S 85 46' 32" E. 46.21 feet; thence continuing S 85 46' 32" E 160.00 feet to the Southwest corner of said Lot 6, thence N 41 16' 57" E 257.49 fee to the Southerly right-of-way of Commonwalth Avenue, thence N 88 45' 02" E.502.00 feet; thence 113.97 feet along the arc of a curve to the left having a radius of 300.45 feet, a central angle of 21 44' 04" and a113.29 foot chord that bears N 77 53'00" E thence N 67 00' 58" E148.10 feet to the point of beginning; thence 213.34 feet along the arc of a curve to the right having a radius of 260.00 feet, a central angle of 47 00' 50" and a 207.41 foo tchord that bears S 89 28' 37" E;thence S 44 55' 58" E 183.73 feet; thence S 32 15' 06" E 204.97 feet; thence S 41 39' 38" E 200.00 feet;
thence S 48 20' 22" W.268.25  feet; thence N 41 54'07" W 294.58 feet;
thence N 64 26'35" W 54.23 feet; thence N 41 54' 07" W 207.92 feet; thence N 03 58'30"W 194.25 feet; thence N 24 18' 47" E 45.93 feet to the point of beginning. Subject to existing easements.

Also known as: Lot 8 of Certified Survey Map #713 recorded in Volume 3 of Certified Survey Maps, Page 390 as Document #596743, re-recorded as Certified Survy Map #768 in Volume 4 of Certified Survey Maps, Page 97 as Document #607512.

Tax Parcel #15-4416

Together with those appurtenant easements as recited in Slope Easement Agreement recorded as Document No. 597414, recorded as Document NO 597489, Reciprocal Easement and Operation Agreement recorded as Document No. 597454, First and Second modification recorded as Document Nos. 687773 and698954, and Easement for Erection of a Panel recorded as Document No. 597417.